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                                                                    Exhibit 10.4


                      COGENTRIX CONTINGENT EQUITY GUARANTEE


                  COGENTRIX CONTINGENT EQUITY GUARANTEE (this "Guarantee") dated as of April 7, 2000, made by COGENTRIX ENERGY, INC., a North Carolina corporation (the "Guarantor"), in favor of (i) LA COMPANIA DE ELECTRICIDAD DE SAN PEDRO DE MACORIS, a Cayman Islands company limited by shares (the "Borrower") and (ii) THE BANK OF NOVA SCOTIA TRUST COMPANY OF NEW YORK, as offshore collateral agent under the Collateral Agency and Intercreditor Agreement (in such capacity, the "Offshore Collateral Agent") (collectively, the "Beneficiaries").


                                    RECITALS

                  A. In order to obtain construction and permanent financing for the Project, the Borrower has, among other things, entered into the Common Agreement, dated as of April 7, 2000 (the "Common Agreement"), among the Borrower, the Lenders, IDB, ECGD, the Administrative Agents and the Collateral Agents, pursuant to which the Lenders have agreed to make loans to the Borrower.

                  B. The Guarantor, as a Sponsor, will derive substantial benefit from the extensions of credit to the Borrower described in the Common Agreement.

                  C. It is a condition precedent to such extensions of credit that the Guarantor shall have executed and delivered this Guarantee to the Beneficiaries.

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor hereby agrees with the Beneficiaries, as follows:

                  (i)I Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in Annex A to the Common Agreement or, if not defined therein, as defined in the Equity Contribution Agreement (CIL) (the "Equity Contribution Agreement"). The Rules of Interpretation and Construction set forth in Annex A to the Common Agreement shall apply to this Guarantee.

                  II   Guarantee 2.0.1 The Guarantor hereby unconditionally and
irrevocably guarantees to the Beneficiaries and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by Cogentrix International, Ltd. ("Shareholder") when due of all Contingent Equity Contributions required to be made by Shareholder pursuant to the terms of
Section 2.2 of the Equity Contribution Agreement (the "Guaranteed Obligations"); provided that the maximum amount that the Guarantor shall be required to pay under this Section 2(a), in the aggregate, shall not exceed the Contingent Equity Commitment (plus any additional amounts payable pursuant to paragraph (b) below and Section 7). In case Shareholder shall fail to pay or perform duly, completely and punctually any Guaranteed Obligation when and as the same shall



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be due and payable in accordance with the terms of the Equity Contribution
Agreement, the Guarantor shall immediately pay the same in accordance with the terms of the Equity Contribution Agreement.

                  2.0.2 The Guarantor further agrees to pay any and all expenses (including all documented and reasonable fees and disbursements of counsel) which may be paid or incurred by any Beneficiary in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until all of the Guaranteed Obligations and all amounts owing under this paragraph (b) and Section 7 have been paid in full, notwithstanding that from time to time prior thereto Shareholder may be free from any Guaranteed Obligations, at which time this Guarantee shall terminate.

                  2.0.3 No payment or payments made by Shareholder, the Guarantor or any other Person or received or collected by any Beneficiary from Shareholder, the Guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the Guaranteed Obligations until all of the Guaranteed Obligations and all amounts owing under paragraph (b) above and Section 7 shall have been paid in full, at which time this Guarantee shall terminate.

                  III   No Subrogation. Notwithstanding any payment or payments
made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by any Beneficiary, the Guarantor shall not be entitled to exercise or enforce any subrogation rights of any Beneficiary against Shareholder or any other Person or any collateral security or guarantee or right of offset held by any Beneficiary for the payment of the Guaranteed Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from Shareholder or any other Person in respect of payments made by the Guarantor hereunder, until all amounts owing to the Beneficiaries by Shareholder on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all amounts owing hereunder shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Beneficiaries, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Offshore Collateral Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Offshore Collateral Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Offshore Collateral Agent is instructed in writing by an Administrative Agent and in accordance with the provisions of the Security Documents.

                  IV   Amendments, etc. with respect to the Guaranteed
Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Guaranteed Obligations made by any Beneficiary may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to




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time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by any Beneficiary, and any Transaction Document may be amended, modified, supplemented or terminated, in whole or in part, and any collateral security, guarantee or right of offset at any time held by any Beneficiary for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. None of the Beneficiaries shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, make a similar demand on Shareholder or any other guarantor, and any failure by any Beneficiary to make any such demand or to collect any payments from Shareholder or any other guarantor or any release of Shareholder or such other guarantor shall not relieve the Guarantor, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Beneficiary against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

                  V   Guarantee Absolute and Unconditional; Waiver of Rights.
The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Beneficiary upon this Guarantee or acceptance of this Guarantee; the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between Shareholder and the Guarantor, on the one hand, and among the Beneficiaries, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. To the extent permitted by applicable Requirements of Law, the Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Shareholder or the Guarantor with respect to the Guaranteed Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee without regard to (a) the validity, regularity or enforceability of the Equity Contribution Agreement or any other Transaction Documents, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by any Beneficiary, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Shareholder or the Guarantor against any Beneficiary, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Shareholder or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Shareholder for the Guaranteed Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, any Beneficiary may, but shall be under no obligation to, pursue such rights and remedies as it may have against Shareholder or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by any Beneficiary to pursue such other rights or remedies or to collect any payments from Shareholder or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Shareholder or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Beneficiaries against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Beneficiaries, and their respective successors, indorsees,




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transferees and assigns, until the obligations of the Guarantor under this
Guarantee shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Equity Contribution Agreement, as the case may be, Shareholder may be free from any Guaranteed Obligations.

                  VI   Reinstatement. This Guarantee shall continue to be
effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Beneficiary upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Shareholder or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Shareholder or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  VII Payments. All payments hereunder shall be made in Dollars in immediately available funds, at the place, time and manner specified in the Equity Contribution Agreement, together with interest (in the amount and to the extent required of Shareholder under the Equity Contribution Agreement) on any Guaranteed Obligations due and owing from Shareholder, and shall be paid without regard to any set-off, counterclaim, deduction or defense that the Guarantor may have or assert.

                  VIII Representations, Warranties. In order to induce the Beneficiaries to enter into the Financing Documents and to make the Loans, the Guarantor hereby represents and warrants to each Beneficiary as follows, all of which shall survive the execution and delivery of this Guarantee, the Equity Contribution Agreement and the making of the Loans:

                  8.0.1 The Guarantor has been duly created and is validly existing and in good standing as a corporation under the laws of the State of North Carolina.

                  8.0.2 The Guarantor has all requisite power and authority, and the legal right, to enter into, deliver and perform this Guarantee and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution, delivery and performance of this Guarantee and to consummate the transactions contemplated hereby. This Guarantee has been duly executed and delivered by the Guarantor and constitutes a valid and legally binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  8.0.3 The execution, delivery and performance by the Guarantor of this Guarantee and the consummation of the transactions contemplated hereby (A) will not violate, result in the breach of, or constitute a default under, any Requirement of Law or material Contractual Obligation applicable to the Guarantor and (B) will not result in, or require, the creation or imposition of any Lien on any property of the Guarantor pursuant to any such Requirement of Law or Contractual Obligation.

                  8.0.4 Each financial statement of the Guarantor delivered pursuant to Section 3.1(h) of the Common Agreement is true, complete and correct in all material respects as of the date of such statement and fairly presents the financial condition, results of operations and cash



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flow of the Guarantor as of the date thereof. Such financial statements have been prepared in accordance with U.S. GAAP.

                  8.0.5 None of the Guarantor or any of its officers, directors, employees, agents or Affiliates, acting on its behalf, has taken any action in connection with the Project that violates the Foreign Corrupt Practices Act of the United States or any similar law of the Dominican Republic, including Article 179 of the Dominican Penal Code, or any other jurisdiction, if applicable.

                  8.0.6 The Guarantor owns, directly or indirectly, all the issued and outstanding Capital Stock of Shareholder.

                  (g) The claims and rights of each Beneficiary against the Guarantor under this Guarantee shall not be subordinate to, and shall rank at lease pari passu in all respects with, the claims and rights of any other holders of senior unsecured indebtedness of the Guarantor.

                  IX Affirmative Covenants of the Guarantor. The Guarantor hereby, so long as this Guarantee is in effect and until all Guaranteed Obligations and all amounts owing under Section 2(b) and Section 7 are paid in full, covenants and agrees as follows:

                  9.0.1  it shall maintain its corporate existence;

                  9.0.2 it shall not cause or permit any transfer of its Interest in the Borrower except as permitted pursuant to Section 5.2(v) of the Common Agreement.

                  9.0.3 it shall not commence or join with any other Person in commencing any proceeding against Shareholder under any bankruptcy, reorganization, liquidation or insolvency law, or vote its shares of Capital Stock of Shareholder to direct Shareholder to commence any proceeding with respect to Shareholder under any bankruptcy, reorganization, liquidation or insolvency law.

                  X   Notices. All notices or other communications required or
permitted to be given hereunder shall be in writing and shall be considered as properly given (a) if delivered in person, (b) if sent by overnight delivery service (including Federal Express, ETA, Emery, DHL, Airborne and other similar overnight delivery services), or (c) if sent by prepaid telex, facsimile or by telecopy provided the sender can and does provide evidence of successful transmission. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by telex, facsimile or telecopy shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is validly transmitted if transmitted before 4:00 p.m., recipient's time, and if transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee in accordance with this
Section 10 and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. All such notices shall be addressed as follows.

         if to the Guarantor:              Cogentrix Energy, Inc.
                                           9405 Arrowpoint Blvd.
                                           Charlotte, North Carolina 28273
                                           Attention:  General Counsel
                                           Telephone:  704-525-3800
                                           Telecopy:  704-529-1006




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         if to the Borrower:               La Compania de Electricidad de
                                              San Pedro de Macoris
                                           c/o Pellerano & Herrera
                                           Av. John F. Kennedy 10, piso 4
                                           Apartado Postal 20682
                                           Santo Domingo
                                           Republica Dominicana
                                           Attention:  Luis R. Pellerano P.
                                           Telephone:  809-541-5200
                                           Telecopy:  809-567-0773

         if to the Offshore
         Collateral Agent:                 The Bank of Nova Scotia Trust Company
                                              of New York
                                           One Liberty Plaza, 23rd Floor
                                           New York, NY  10006
                                           Attention:  Trust Administration
                                           Telephone:  212-225-5422
                                           Telecopy:  212-225-5279

The Guarantor or any Beneficiary may change its address for notices, requests and demands by notice to the other parties in the manner provided in this
Section 10.

                  XI   Severability. Any provision of this Guarantee which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  XII  Amendments in Writing; No Waiver; Cumulative Remedies
12.0.1 None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in accordance with the provisions of Section 11.1 of the Common Agreement.

                  12.0.2 None of the Beneficiaries shall, by any act (except by a written instrument pursuant to Section 12(a) hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Contingent Equity Contribution Payment Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Beneficiary, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Beneficiary would otherwise have on any future occasion.

                  12.0.3 The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.




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                  XIII Section Headings. The section headings used in this
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  XIV Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Beneficiaries and their successors and assigns.

                  XV   Governing Law. This Guarantee shall be governed by the
laws of the State of New York.

                  XVI Authority of Offshore Collateral Agent. The Guarantor acknowledges that the rights and responsibilities of the Offshore Collateral Agent under this Guarantee with respect to any action taken by the Offshore Collateral Agent or the exercise or non-exercise by the Offshore Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Offshore Collateral Agent and the other Beneficiaries, be governed by the Security Documents and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Offshore Collateral Agent and the Guarantor, the Offshore Collateral Agent shall be conclusively presumed to be acting with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                  XVII Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

                  17.0.1 submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York located in the City of New York and the federal courts of the U.S. for the Southern District of New York located in the City of New York;

                  17.0.2 consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

                  17.0.3 waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 17 any special, exemplary, punitive or consequential damages.

                  XVIII WAIVER OF JURY TRIAL. THE GUARANTOR AND EACH BENEFICIARY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.


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                  IN WITNESS WHEREOF, the undersigned has caused this Contingent
Equity Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                                        COGENTRIX ENERGY, INC.


                                        By:  /s/ Dennis W. Alexander
                                             -----------------------------------
                                             Name:  Dennis W. Alexander
                                             Title: Group Senior Vice President



ACCEPTED AND AGREED:


LA COMPANIA DE ELECTRICIDAD DE SAN
  PEDRO DE MACORIS


By:  /s/ Steven J. Doyon
     ------------------------------
     Name:  Steven J. Doyon
     Title: Director


THE BANK OF NOVA SCOTIA TRUST
  COMPANY OF NEW YORK, as
  Offshore Collateral Agent


By:  /s/ Warren A. Goshine
     ------------------------------
     Name:  Warren A. Goshine
     Title: Secretary